EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and the use of our report dated March 30, 2017, in this Amendment No. 4 to the Registration Statement (Form F-1) and related Prospectus.

Tel Aviv, Israel	/s/ Kost Forer Gabbay & Kasierer
July 27, 2017	A Member of Ernst & Young Global